Aspiration Redwood Fund REDWX

Aspiration Redwood Fund
A series of the
Aspiration Funds

SUMMARY PROSPECTUS

 November 2, 2015

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://funds.aspiration.com.  You can also get this information at no cost by calling 1-800-683-8529.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The primary investment objective of the Aspiration Flagship Fund (the "Fund") is to seek long-term capital appreciation by providing risk-adjusted returns.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0%
Redemption Fee (as a percentage of amount redeemed)	0%

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses[2]	1.56%	1.56%
Total Annual Fund Operating Expenses	1.81%	3.81%
Expense Reimbursements	(1.31%)	(1.31%)
Total annual fund operating expenses after fee waivers and expense reimbursements[3]	0.50%	2.50%
[1]	Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Adviser") and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets.
[2]	Other expenses are based on estimated amounts for the Fund's first fiscal year.
[3]	Aspiration Fund Adviser, LLC (the "Adviser") has signed an Expense Limitation Agreement ("Agreement") with the Fund under which it agrees to limit annual fund operating expenses to 0.50% ("Maximum Operating Expense Limit"). The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees. The Adviser has agreed to waive or reimburse 12b-1 fees, but has not agreed to waive or reimburse other indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund's annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement cannot be terminated by the Adviser prior to January 31, 2017 at which time the Adviser will determine whether to renew or revise the agreement. The Board of Trustees may terminate the Agreement at any time. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit and the Maximum Operating Expense Limit in place at the time of the initial Agreement.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund's adviser or the maximum annual payment of 2% of the value of your account. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense reimbursement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Assuming no payments to the Fund's adviser	$51	$442
Assuming a payment of 2.00 % of the value of the shareholder's account	$253	$1,043

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.) A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors and fundamental sustainability factors such as environmental, social and governance performance of such companies.  The Fund invests in equity securities, which include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.  The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management Process
The Sub-Adviser's investment decisions are based upon price/value discrepancies as identified by the Sub-Adviser's fundamental valuation process.  In selecting securities for the portion of the Fund that is managed according to the Sub-Adviser's fundamental valuation process, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser's assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.
The Sub-Adviser also applies a negative screening process that will exclude from the Fund's portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography.

PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments.  Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.  Below are the principal risks of investing in the Fund:
Market Risk. The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results.

Derivatives Risk. The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Futures Risk. Use of futures contracts may cause the value of the Fund's shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

Leverage Risk Associated with Financial Instruments.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Focused Investment Risk. There is a risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

Foreign Investing Risk. The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell those securities.  In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.

Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

New Fund Risk.  The Fund was formed in 2015.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION
Because the Fund does not have returns for a calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund's investment returns with a broad measure of market performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

MANAGEMENT OF THE FUND
Investment Adviser
Aspiration Fund Adviser, LLC

Sub-Adviser
UBS Asset Management (Americas) Inc.

Sub-Adviser Portfolio Managers
Bruno Bertocci Portfolio Manager Since 11/2015	Thomas J. Digenan Portfolio Manager Since 11/2015

Manager of Managers

The Fund is currently seeking regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund's portfolio without obtaining the approval of Fund shareholders.  The Fund will notify all shareholders before making any changes.

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment:	$500
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.  Before investing in the Fund, you should carefully review the Fund's prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House ("ACH") transfer from your bank.  For information about purchasing Fund shares, visit www.aspiration.com.

TAX INFORMATION

The Fund will make distributions that will generally be taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan.  However, you may be subject to tax on those distributions when you withdraw monies from a tax-advantaged plan.